                                                                      Exhibit 99

BOAMS 05-C TS - Price/Yield - 3A1

Balance                $50,465,000.00   Delay           24
Initial Coupon         5.185228         Dated           3/1/2005
Settle                 3/30/2005        First Payment   4/25/2005

Price                  5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Call  40 CPR To Call  50 CPR To Call
                           Yield           Yield          Yield           Yield           Yield           Yield           Yield
100-20                     5.038           4.960          4.914           4.861           4.794           4.624           4.425
100-21                     5.032           4.951          4.903           4.849           4.779           4.604           4.399
100-22                     5.025           4.942          4.893           4.837           4.765           4.585           4.373
100-23                     5.019           4.933          4.882           4.825           4.751           4.565           4.347
100-24                     5.012           4.924          4.872           4.812           4.736           4.545           4.321
100-25                     5.005           4.915          4.861           4.800           4.722           4.526           4.295
100-26                     4.999           4.906          4.851           4.788           4.708           4.506           4.269
100-27                     4.992           4.897          4.841           4.776           4.694           4.486           4.243
100-28                     4.986           4.888          4.830           4.764           4.679           4.467           4.217
100-29                     4.979           4.879          4.820           4.752           4.665           4.447           4.191
100-30                     4.973           4.870          4.809           4.740           4.651           4.428           4.165
100-31                     4.966           4.861          4.799           4.728           4.637           4.408           4.140
101-00                     4.960           4.852          4.788           4.715           4.623           4.388           4.114
101-01                     4.953           4.843          4.778           4.703           4.608           4.369           4.088
101-02                     4.947           4.834          4.767           4.691           4.594           4.349           4.062
101-03                     4.940           4.825          4.757           4.679           4.580           4.330           4.036
101-04                     4.933           4.816          4.747           4.667           4.566           4.310           4.011

WAL                        5.643           4.005          3.403           2.899           2.429           1.711           1.270
Mod Durn                   4.709           3.430          2.950           2.546           2.167           1.574           1.191
Principal Window Begin   4/25/2005       4/25/2005      4/25/2005       4/25/2005       4/25/2005       4/25/2005       4/25/2005
Principal Window End     2/25/2012       2/25/2012      2/25/2012       2/25/2012       7/25/2011       9/25/2009       7/25/2008

LIBOR_1YR                 3.57125         3.57125        3.57125         3.57125         3.57125         3.57125         3.57125

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-C Final - Price/Yield - 2A1

Balance                $149,434,000.00  Delay           24
Initial Coupon         4.733169         Dated           3/1/2005
Settle                 3/30/2005        First Payment   4/25/2005

Price                        0 CPR        5 CPR       15 CPR       20 CPR       25 CPR       30 CPR       40 CPR        50 CPR
                             Yield        Yield        Yield        Yield        Yield        Yield       Yield          Yield
99.997900000                 5.31          5.20        4.99         4.90         4.82         4.76         4.65          4.56

WAL                          19.884       11.772       5.511        4.180        3.302        2.686        1.891        1.400
Principal Window Begin     4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005    4/25/2005
Principal Window End       3/25/2035    3/25/2035    3/25/2035    3/25/2035    3/25/2035    3/25/2035    3/25/2035    7/25/2033

LIBOR_1YR                     3.6          3.6          3.6          3.6          3.6          3.6          3.6          3.6

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-C Final - Price/Yield - 2A1

Balance                $149,434,000.00  Delay           24
Initial Coupon         4.733169         Dated           3/1/2005
Settle                 3/30/2005        First Payment   4/25/2005

Price                 5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
                          Yield           Yield           Yield           Yield          Yield            Yield           Yield
99.997900000              4.699           4.676           4.662           4.646          4.628            4.586           4.532

WAL                       4.27            3.31            2.91            2.56            2.26            1.75            1.36
Mod Durn                  3.749           2.938           2.603           2.307          2.043            1.604           1.260
Principal Window        4/25/2005       4/25/2005       4/25/2005       4/25/2005      4/25/2005        4/25/2005       4/25/2005
Begin
Principal Window End    2/25/2010       2/25/2010       2/25/2010       2/25/2010      2/25/2010        2/25/2010       2/25/2010

LIBOR_1YR                3.57125         3.57125         3.57125         3.57125        3.57125          3.57125         3.57125

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-C Final - Price/Yield - 3A1

Balance                $ 50,465,000.00  Delay           24
Initial Coupon         5.185228         Dated           3/1/2005
Settle                 3/30/2005        First Payment   4/25/2005

Price                      0 CPR        5 CPR        15 CPR        20 CPR        25 CPR        30 CPR        40 CPR       50 CPR
                           Yield        Yield         Yield         Yield         Yield         Yield        Yield         Yield
100.578900000              5.38          5.29         5.11          5.03          4.95          4.87          4.70         4.53

WAL                       19.964        11.802        5.510         4.176         3.296         2.681        1.887         1.397
Principal Window Begin   4/25/2005    4/25/2005     4/25/2005     4/25/2005     4/25/2005     4/25/2005    4/25/2005     4/25/2005
Principal Window End     3/25/2035    3/25/2035     3/25/2035     3/25/2035     3/25/2035     3/25/2035    3/25/2035     5/25/2032

LIBOR_1YR                   3.6          3.6           3.6           3.6           3.6           3.6          3.6           3.6

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-C Final - Price/Yield - 3A1

Balance                $50,465,000.00   Delay           24
Initial Coupon         5.185228         Dated           3/1/2005
Settle                 3/30/2005        First Payment   4/25/2005

Price                 5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
                          Yield           Yield           Yield           Yield          Yield            Yield           Yield
100.578900000             5.048           4.974           4.929           4.879          4.822            4.687           4.520

WAL                       5.64            4.01            3.40            2.90            2.48            1.84            1.39
Mod Durn                  4.705           3.423           2.944           2.539          2.197            1.666           1.282
Principal Window        4/25/2005       4/25/2005       4/25/2005       4/25/2005      4/25/2005        4/25/2005       4/25/2005
Begin
Principal Window End    2/25/2012       2/25/2012       2/25/2012       2/25/2012      2/25/2012        2/25/2012       2/25/2012

LIBOR_1YR                3.57125         3.57125         3.57125         3.57125        3.57125          3.57125         3.57125

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.